UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2006

Date of reporting period:	3/31/2006

Item 1 – Reports to Stockholders

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2006

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPA

Letter To Shareholders	April, 2006

Dear Shareholder:

Market Update

The high yield market posted a positive 7.4% return for the twelve months ended March 31, as measured by the Lehman Brothers High Yield Index, significantly outperforming investment-grade bonds, which returned 2.3% for the same time period, as measured by the Lehman Brothers Aggregate Index. Within the high yield market, single B’s outperformed the broader market with an 8.0% return.

Over the last 12 months, high yield spreads have remained relatively flat, widening only 4 basis points to 328 basis points over the 10-year US Treasury bond. Spreads remain well inside their 10-year historical average of 504 basis points.

We are generally optimistic about credit fundamentals. The economy appears to be on track for another solid year and corporations continue to enjoy ample liquidity, strong balance sheets, and positive cash flows. While Moody’s forecasts the default rate to increase to a 3.0% annual rate by March 2007, we expect the rate to be somewhat lower, given the strong fundamentals and the very low percentage of distressed entities. In fact, the most recent Moody’s data shows that the default rate declined to 1.7% during the first calendar quarter of 2006 from a revised 1.8% at year end.

Although we do not see any immediate risk to the high yield market, we are mindful of managing principal preservation while maintaining an attractive absolute yield.

Fund Performance

The Fund’s total returns for periods ended March 31, 2006 (based on net asset value) are shown in the following table. For comparison, we have also provided the returns of the Lehman Brothers High Yield Index, the Lehman Brothers High Yield 2% Issuer Capped Index, and the Lipper Closed-End Leveraged High Yield category, an average of 29 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	3.0%	6.5%	13.5%
Lipper Closed-End Leveraged High Current Yield	4.4	7.9	17.1
Lehman Brothers High Yield Index	3.6	7.4	12.1
Lehman Brothers High Yield 2% Issuer Capped Index	3.4	7.2	12.0

*	Annualized

The Fund is leveraged and had $27.5 million in loans outstanding as of March 31, 2006, $1 million less than the Fund’s prior fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2006, the Fund’s shares were priced at $3.49. This price reflected a discount of 6.7% to the Fund’s net asset value of $3.74 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 2.9% as of March 31, 2006.) On March 31, 2006, the Fund’s monthly dividend rate of $0.0275 per share equated to an annualized yield of 9.46% relative to the Fund’s stock price.

Security selection within the Auto and Retail sectors detracted from both absolute and relative performance during the last twelve months. This was partially offset by strong security selection in the Utilities and Technology sectors. The Fund’s leverage also detracted from returns during the year as it magnified the negative principal return that both the portfolio and the market experienced. From a quality perspective, our CCC rated securities were the largest contributors to relative performance whereas our single B rated securities were the largest detractors.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—141.3%
CORPORATE BONDS—140.2%
Aerospace—2.5%

Argo-Tech Corp. Sr. Notes	B3	9.25%	6/1/11	$410	$432,550
Hawk Corp. Sr. Notes	B2	8.75	11/1/14	220	220,550
L-3 Communications Corp.
Sr. Sub. Notes	Ba3	7.625	6/15/12	75	77,437
Sr. Sub. Notes	Ba3	5.875	1/15/15	140	133,350
Moog, Inc. Sr. Sub. Notes	Ba3	6.25	1/15/15	95	93,575
Sequa Corp. Sr. Notes.	B1	9.00	8/1/09	500	535,000

					1,492,462
Automotive—4.8%

Adesa Inc. Sr. Sub. Notes	B1	7.625	6/15/12	310	316,975
Affinia Group, Inc. Sr. Sub. Notes	Caa2	9.00	11/30/14	270	232,200
Ford Motor Co. Notes	Ba3	7.45	7/16/31	720	534,600
Ford Motor Credit Co. Notes	Baa3	7.00	10/1/13	725	648,444
General Motors Debs.	Ba2	8.375	7/15/33	355	260,038
J.B. Poindexter & Co., Inc. Gtd. Notes	B1	8.75	3/15/14	440	349,800
Tenneco Automotive, Inc. Sec’d. Notes	B2	10.25	7/15/13	120	133,200
TRW Automotive, Inc. Sr. Sub. Notes	B1	11.00	2/15/13	198	221,265
Visteon Corp. Sr. Notes	B3	7.00	3/10/14	250	192,500

					2,889,022
Broadcasting—10.8%

Cablevision Systems Corp. Sr. Notes	B3	8.00	4/15/12	555	541,125
CanWest Media, Inc. Gtd. Notes (Canada)	B2	8.00	9/15/12	325	333,125
CCH I LLC Sec’d. Notes	Caa3	11.00	10/1/15	1,250	1,039,062
Charter Communications Holdings LLC
Holdings Capital Corp. Sr. Notes	Ca	10.75	10/1/09	270	183,600
CSC Holdings, Inc.
Debs.	B2	7.875	2/15/18	70	70,088
Debs.	B2	7.625	7/15/18	340	336,175
Sr. Notes	B2	8.125	7/15/09	720	744,300
LBI Media, Inc. Gtd. Notes	B3	10.125	7/15/12	10	10,700
Liberty Media Corp.
Bonds	Ba1	7.875	7/15/09	315	331,464
Debs.	Ba1	8.25	2/1/30	215	207,764
Sr. Notes	Ba1	7.75	7/15/09	65	68,238
Sr. Notes	Ba1	5.70	5/15/13	140	130,187
Lodgenet Entertainment Corp. Sr. Sub. Debs.	B3	9.50	6/15/13	170	183,600

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Broadcasting (cont’d.)

Mediacom Broadband LLC
Gtd. Notes	B2	11.00%	7/15/13	$630	$670,950
Sr. Notes	B2	8.50	10/15/15	165	158,400
Quebecor Media Sr. Notes 144A (Canada)	B2	7.75	3/15/16	480	493,200
Rogers Cable, Inc.(Canada)
Bonds	Ba3	8.75	5/1/32	80	94,800
Sec’d. Notes	Ba3	6.25	6/15/13	370	366,300
Sec’d. Notes	Ba3	6.75	3/15/15	60	61,200
Shaw Communications, Inc.(Canada)
Sr. Notes	Ba2	8.25	4/11/10	30	31,875
Sr. Notes	Ba2	7.25	4/6/11	15	15,488
Sinclair Broadcast Group, Inc.
Gtd. Notes	B2	8.75	12/15/11	210	220,762
Gtd. Notes	B2	8.00	3/15/12	230	234,600

					6,527,003
Business Services—1.5%

R.H. Donnelley Corp.
Sr. Disc. Notes 144A	Caa1	6.875	1/15/13	150	140,250
Sr. Notes 144A	Caa1	8.875	1/15/16	275	286,000
R.H. Donnelley Finance Corp. Sr. Sub. Notes 144A	B2	10.875	12/15/12	455	504,481

					930,731
Chemicals—4.4%

Equistar Chemical Funding Sr. Notes	B2	10.625	5/1/11	355	384,287
Equistar Chemicals LP Gtd. Notes	B2	10.125	9/1/08	60	63,750
Hercules, Inc. Gtd. Notes	Ba3	6.75	10/15/29	185	181,300
Huntsman LLC Gtd. Notes	Ba3	11.625	10/15/10	65	73,613
IMC Global, Inc.
Debs. Notes	Ba3	10.875	6/1/08	125	136,563
Gtd. Notes	Ba3	11.25	6/1/11	835	888,231
Notes	B1	7.30	1/15/28	100	92,375
MacDermid, Inc. Gtd. Notes	Ba3	9.125	7/15/11	190	200,450
Methanex Corp. Sr. Notes (Canada)	Ba1	8.75	8/15/12	390	426,075
Millennium America, Inc. Gtd. Notes	B1	9.25	6/15/08	210	213,412

					2,660,056
Construction—7.0%

Ahern Rentals Inc. Co. Gtd. Notes	B3	9.25	8/15/13	625	651,563
Ashtead Holdings PLC Sec’d. Notes 144A (United Kingdom)	B2	8.625	8/1/15	75	78,000
Beazer Homes USA, Inc. Gtd. Notes	Ba1	8.625	5/15/11	100	104,500

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Construction (cont’d.)

Case New Holland, Inc.
Sr. Notes	Ba3	9.25%	8/1/11	$635	$677,862
Sr. Notes 144A	Ba3	7.125	3/1/14	280	276,500
Champion Enterprises, Inc. Gtd. Notes	B3	7.625	5/15/09	155	154,225
D.R. Horton, Inc.
Sr. Notes	Baa3	6.875	5/1/13	200	203,709
Sr. Sub. Notes	Ba1	9.75	9/15/10	110	123,395
Goodman Global Holdings Sr. Sub. Notes	Caa1	7.875	12/15/12	480	474,000
Manitowoc Co. Sr. Sub. Notes	B2	10.50	8/1/12	142	157,265
Neff Rental /Neff Finance Corp. Sec’d. Notes 144A	Caa1	11.25	6/15/12	595	645,575
Standard-Pacific Corp. Sr. Notes	Ba2	6.25	4/1/14	230	204,125
United Rentals NA, Inc. Gtd. Notes	B3	6.50	2/15/12	465	455,700

					4,206,419
Consumer Products & Services—3.3%

Alliance One International Notes	B2	11.00	5/15/12	445	427,200
Bombardier Recreational Products, Inc. Sr. Sub Notes (Canada)	B3	8.375	12/15/13	590	622,450
Playtex Products, Inc. Sec’d. Notes	B2	8.00	3/1/11	230	243,225
RJ Reynolds Tobacco Holdings, Inc. Notes	Ba2	7.30	7/15/15	440	452,100
Spectrum Brands, Inc. Gtd. Notes	Caa1	7.375	2/1/15	270	234,900

					1,979,875
Containers & Packaging—4.2%

Ball Corp. Gtd. Notes	Ba2	6.625	3/15/18	125	124,375
Crown Americas LLC
Sr. Notes 144A	B1	7.625	11/15/13	225	232,875
Sr. Notes 144A	B1	7.75	11/15/15	225	233,438
Jefferson Smurfit Corp. Gtd. Notes	B2	7.50	6/1/13	155	145,700
Owens-Brockway Glass Containers, Inc. Gtd. Notes	B1	8.875	2/15/09	815	848,619
Smurfit-Stone Container Enterprises, Inc.
Sr. Notes	B2	9.25	2/1/08	450	468,562
Sr. Notes	B2	8.375	7/1/12	355	349,675
Stone Container Finance Gtd. Notes (Canada)	B2	7.375	7/15/14	130	120,900

					2,524,144
Energy & Related—6.9%

Chesapeake Energy Corp.
Sr. Notes	Ba2	6.875	1/15/16	175	176,312
Gtd. Notes	Ba2	7.75	1/15/15	265	276,925
Delta Petroleum Corp. Gtd. Notes	B3	7.00	4/1/15	935	855,525
Exco Resources, Inc. Gtd. Notes	B2	7.25	1/15/11	230	228,850
Forest Oil Corp. Sr. Notes	Ba3	8.00	6/15/08	412	427,450

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy & Related (cont’d.)

Giant Industries, Inc. Gtd. Notes	B3	11.00%	5/15/12	$347	$383,435
Newfield Exploration Co. Sr. Sub. Notes	Ba3	6.625	4/15/16	220	219,725
Parker Drilling Co. Sr. Notes	B2	9.625	10/1/13	430	477,300
Plains Exploration & Production Co. Sr.Sub Notes	Ba3	8.75	7/1/12	45	48,038
Premcor Refining Group Inc. Gtd. Notes	Baa3	6.75	5/1/14	195	202,366
Pride International, Inc. Sr. Notes	Ba2	7.375	7/15/14	295	309,750
Range Resources Corp. Gtd. Notes	B3	6.375	3/15/15	80	78,800
Western Oil Sands, Inc. Sec’d. Notes (Canada)	Ba2	8.375	5/1/12	200	222,000
Whiting Petroleum Corp. Sr. Sub. Notes	B2	7.25	5/1/13	220	219,450

					4,125,926
Entertainment & Leisure—1.3%

AMC Entertainment, Inc.
Gtd. Notes 144A	B3	11.00	2/1/16	210	216,825
Gtd. Notes	B2	8.625	8/15/12	220	229,900
Sr. Sub. Notes	B3	8.00	3/1/14	240	214,200
Caesars Entertainment, Inc. Sr. Sub. Notes	Baa3	7.00	4/15/13	135	140,610

					801,535
Environmental Services—0.8%

Allied Waste North America Sr. Notes, Series B	B2	8.50	12/1/08	440	462,550
Financial Services—5.1%

Arch Western Finance LLC Sr. Notes	Ba3	6.75	7/1/13	220	218,350
Chevy Chase Bank FSB Sub. Notes	Ba2	6.875	12/1/13	190	194,750
Clarke American Corp. Sr. Notes 144A	B2	11.75	12/15/13	445	452,787
E*Trade Financial Corp.
Sr. Notes	B1	8.00	6/15/11	220	228,525
Sr. Notes	B1	7.375	9/15/13	120	122,400
General Motors Acceptance Corp.
Bonds	Ba1	8.00	11/1/31	1,020	964,004
Notes	Ba1	6.875	8/28/12	110	101,476
Insurance Auto Auctions, Inc. Gtd. Notes	Caa1	11.00	4/1/13	230	242,075
JSG Funding PLC Sr. Notes (Ireland)	B3	9.625	10/1/12	195	206,213
Provident Cos., Inc. Sr. Notes	Ba1	7.00	7/15/18	105	106,435
UnumProvident Corp.
Notes	Ba1	6.75	12/15/28	145	138,484
Sr. Notes	Ba1	7.625	3/1/11	90	95,478
Debs.	Ba1	7.375	6/15/32	15	15,213

					3,086,190

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gaming—9.8%

Aztar Corp. Sr. Sub. Notes	Ba3	9.00%	8/15/11	$200	$211,300
Boyd Gaming Corp.
Sr. Sub. Notes	B1	8.75	4/15/12	30	32,025
Sr. Sub. Notes	B1	7.75	12/15/12	165	172,838
CCM Merger, Inc. Notes 144A	B3	8.00	8/1/13	455	452,725
Herbst Gaming, Inc. Gtd. Notes	B3	7.00	11/15/14	235	234,412
Majestic Star Casino LLC / Majestic Star Casino Capital Corp. II Sec’d. Notes 144A	B3	9.75	1/15/11	420	424,200
Mandalay Resort Group Sr. Sub. Notes	Ba3	9.375	2/15/10	375	406,875
MGM Mirage
Gtd. Notes	Ba2	8.50	9/15/10	510	545,700
Notes	Ba2	6.00	10/1/09	205	201,925
Mohegan Tribal Gaming Authority Sr. Notes	Ba2	6.125	2/15/13	135	133,144
OED Corp / DIAMOND JO LLC Gtd. Notes	B2	8.75	4/15/12	235	235,000
Park Place Entertainment Corp. Sr. Sub. Notes	Ba1	8.125	5/15/11	375	407,812
River Rock Entertainment Authority Sr. Notes	B2	9.75	11/1/11	415	448,200
Riviera Holdings Corp. Gtd. Notes	B2	11.00	6/15/10	625	664,062
Station Casinos, Inc. Sr. Sub. Notes	Ba3	6.50	2/1/14	105	103,819
Virgin River Casino Corp/RBG LLC/B&BB, Inc. Sec’d. Notes	B3	9.00	1/15/12	850	862,750
Wynn Las Vegas LLC First Mortgage	B2	6.625	12/1/14	400	388,500

					5,925,287
Health Care—2.3%

AmerisourceBergen Corp.
Gtd. Notes 144A	Ba2	5.875	9/15/15	215	211,466
Notes 144A	Ba2	5.625	9/15/12	190	186,865
CDRV Investors, Inc. Sr. Disc. Notes Zero Coupon (until 1/01/10)	Caa2	9.63(a)	1/1/15	1,145	778,600
Fisher Scientific International, Inc. Sr. Sub. Notes	Ba2	6.75	8/15/14	140	142,275
Omnicare, Inc. Sr. Sub. Notes	Ba2	6.125	6/1/13	70	67,200

					1,386,406
Healthcare Services—4.4%

Davita, Inc.
Gtd. Notes	B2	6.625	3/15/13	130	129,675
Gtd. Notes	B3	7.25	3/15/15	130	130,650
HCA, Inc.
Notes	Ba2	5.50	12/1/09	50	48,714
Notes	Ba2	7.50	11/6/33	355	347,605
Sr. Notes	Ba2	5.75	3/15/14	85	79,527
Sr. Sec’d. Notes	Ba2	6.375	1/15/15	1,270	1,236,059
Triad Hospitals, Inc. Sr. Sub. Notes	B3	7.00	5/15/12-11/15/13	680	676,550

					2,648,780

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Industrial—2.6%

ALH Finance LLC Sr. Sub. Notes	B3	8.50%	1/15/13	$470	$460,600
Blount, Inc. Sr. Sub. Notes	B3	8.875	8/1/12	420	436,800
FastenTech, Inc. Gtd. Notes	B3	11.50	5/1/11	220	220,000
Ucar Finance, Inc. Gtd. Notes	B2	10.25	2/15/12	400	427,000

					1,544,400
Lodging—1.6%

Host Marriott L.P.
Gtd. Notes	Ba2	9.25	10/1/07	210	219,975
Gtd. Notes	Ba2	9.50	1/15/07	380	390,450
Sr. Notes	Ba2	7.125	11/1/13	100	101,750
Starwood Hotels & Resorts Worldwide, Inc. Gtd. Notes	Ba1	7.875	5/1/12	205	222,938

					935,113
Media & Entertainment—1.1%

Dex Media West LLC Sr. Sub. Notes	B2	9.875	8/15/13	590	652,688
Metals—0.8%

Massey Energy Co.
Sr. Notes	Ba3	6.625	11/15/10	95	96,663
Sr. Notes 144A	B1	6.875	12/15/13	170	166,600
United States Steel Corp. Sr. Notes	Ba2	10.75	8/1/08	200	220,000

					483,263
Metals & Mining—1.8%

Neenah Corp.
Sec’d. Notes 144A	B2	11.00	9/30/10	205	227,550
Sr. Sub. Notes 144A	Caa1	13.00	9/30/13	225	227,812
Novelis, Inc., Sr. Notes 144A (Canada)	B1	7.25	2/15/15	325	312,000
Peabody Energy Corp. Gtd. Notes	Ba3	6.875	3/15/13	100	101,500
Steel Dynamics, Inc. Sr. Notes	Ba2	9.50	3/15/09	200	209,500

					1,078,362
Oil, Gas & Consumable Fuels—1.8%

Dynegy Holdings, Inc. Debs.	Caa2	7.125	5/15/18	955	873,825
Whiting Petroleum Corp. Sr. Sub. Notes	B2	7.25	5/1/12	180	179,325

					1,053,150
Paper & Forest Products—2.1%

Bowater Canada Finance Gtd. Notes (Canada)	Ba3	7.95	11/15/11	175	174,563

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper & Forest Products (cont’d.)
Bowater, Inc. Notes	Ba3	6.50%	6/15/13	$280	$261,100
Catalyst Paper Corp. Gtd. Notes (Canada)	Ba3	8.625	6/15/11	220	221,100
Georgia-Pacific Corp.
Notes	B2	8.125	5/15/11	100	104,000
Sr. Notes	B2	8.00	1/15/24	395	398,456
Neenah Paper, Inc. Sr. Notes	B1	7.375	11/15/14	100	94,000

					1,253,219
Pharmaceuticals—3.6%
Angiotech Pharmaceutical Sr. Sub. Notes 144A (Canada)	B2	7.75	4/1/14	426	430,260
Athena Neurosciences Finance LLC Gtd. Notes	B3	7.25	2/21/08	450	443,250
Biovail Corp. Sr. Sub. Notes (Canada)	B2	7.875	4/1/10	660	673,200
Elan Finance PLC Sr. Notes (Ireland)	B3	7.75	11/15/11	240	227,400
Mylan Laboratories Inc.
Gtd. Notes	Ba1	6.375	8/15/15	315	316,575
Gtd. Notes	Ba1	5.75	8/15/10	65	64,187

					2,154,872
Printing & Publishing—1.2%
Dex Media East LLC Gtd. Notes	B2	12.125	11/15/12	380	434,150
Vertis, Inc. Gtd. Notes, Series B	Caa1	10.875	6/15/09	290	284,925

					719,075
Real Estate Investment Trust—1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co. Sr. Sub. Notes 144A	B3	9.50	10/1/15	490	453,250
CB Richard Ellis Services, Inc. Sr. Notes	Ba3	9.75	5/15/10	42	45,465
Ventas Realty LP / Ventas Capital Corp.
Sr. Notes	Ba3	6.625	10/15/14	215	215,000
Sr. Notes	Ba3	7.125	6/1/15	185	190,087
Gtd. Notes	Ba3	6.75	6/1/10	60	60,600

					964,402
Retail & Merchandising—4.6%
Delhaize America, Inc. Gtd. Notes	Ba1	9.00	4/15/31	175	202,420
GSC Holdings Corp. Gtd. Notes 144A	Ba3	8.00	10/1/12	230	228,275
Lazydays RV Center, Inc. Sr. Notes	B3	11.75	5/15/12	648	644,760
Movie Gallery, Inc. Sr. Unsec’d. Notes	B3	11.00	5/1/12	300	148,500
Pathmark Stores, Inc. Gtd. Notes	Caa1	8.75	2/1/12	445	429,425
Real Mex Restaurants, Inc. Gtd. Notes	B2	10.00	4/1/10	420	453,600
Rite Aid Corp.
Gtd. Notes	B2	7.50	1/15/15	120	116,400
Sec’d. Notes	B2	8.125	5/1/10	555	566,794

					2,790,174

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology—10.6%

Activant Solutions, Inc.
Sr. Notes	B2	10.50%	6/15/11	$240	$265,800
Sr. Notes 144A	B2	10.99	4/1/10	330	336,600
Amkor Technology, Inc.
Sr. Notes	Caa1	7.75	5/15/13	150	138,000
Sr. Notes	Caa1	7.125	3/15/11	435	400,200
Coleman Cable, Inc. Gtd. Notes	B3	9.875	10/1/12	230	207,000
IKON Office Solutions, Inc. Sr. Notes.	Ba2	7.75	9/15/15	405	418,163
Invensys PLC Sr. Notes 144A (United Kingdom)	B3	9.875	3/15/11	420	446,250
Itron, Inc. Sr. Sub. Notes	B2	7.75	5/15/12	465	477,787
Lucent Technologies Debs.	B1	6.45	3/15/29	150	135,375
MagnaChip Semiconductor SA
Sec’d. Notes	Ba3	6.875	12/15/11	50	48,000
Sr. Sub. Notes	B2	8.00	12/15/14	845	790,075
Sanmina—SCI Corp. Gtd. Notes	B1	6.75	3/1/13	105	100,013
Sungard Data Systems, Inc.
Sr. Unsec’d. Notes 144A	B3	9.125	8/15/13	825	872,437
Sr. Sub. Notes 144A	Caa1	10.25	8/15/15	340	357,850
UGS Corp. Gtd. Notes	B3	10.00	6/1/12	220	242,000
Xerox Corp.
Gtd. Notes	Ba2	9.75	1/15/09	305	333,594
Sr. Notes	Ba2	7.625	6/15/13	475	499,937
Debs.	Ba2	7.20	4/1/16	280	294,700

					6,363,781
Telecommunications—15.2%

Alamosa Delaware, Inc.
Sr. Notes	Caa1	8.50	1/31/12	90	96,975
Sr. Notes	Caa1	11.00	7/31/10	420	467,250
American Cellular Corp. Sr. Notes	B3	10.00	8/1/11	845	916,825
Centennial Cellular Operating Co. Gtd. Notes	B3	10.125	6/15/13	430	469,775
Centennial Communications Corp., Notes	B3	8.125	2/1/14	235	239,700
Citizens Communications Co. Notes	Ba3	9.25	5/15/11	840	921,900
Dobson Cellular Systems Sec’d. Notes	B1	8.375	11/1/11	230	243,225
Dobson Communications Corp. Sr. Notes	Caa2	8.85	10/15/12	230	228,275
GCI, Inc. Sr. Notes	B2	7.25	2/15/14	695	682,837
Insight Midwest LP Sr. Notes	B2	10.50	11/1/10	810	852,525
Intelsat Ltd.(Bermuda)
Notes	Caa1	7.625	4/15/12	240	198,000
Sr. Notes	Caa1	5.25	11/1/08	105	99,225
Intelsat Subsidiary Holding Co. Ltd.(Bermuda)
Gtd. Notes	B2	8.625	1/15/15	205	211,663
Sr. Notes	B2	8.25	1/15/13	380	386,650

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecommunications (cont’d.)

PanAmSat Corp. Gtd. Notes	B1	9.00%	8/15/14	$67	$70,518
Qwest Capital Funding Corp.
Gtd. Notes	B3	7.25	2/15/11	310	314,262
Gtd. Notes	Caa2	7.75	2/15/31	265	269,638
Qwest Communications International, Inc. Gtd. Notes	B3	7.25	2/15/11	680	697,000
Qwest Corp. Debs.	Ba3	6.875	9/15/33	260	249,600
Rogers Wireless, Inc.(Canada)
Sec’d. Notes	Ba3	7.50	3/15/15	335	359,287
Sec’d. Notes	Ba3	9.625	5/1/11	450	516,937
Syniverse Technologies, Inc. Sr. Sub. Notes	B2	7.75	8/15/13	435	435,544
UbiquiTel Operating Co. Sr. Notes	Caa1	9.875	3/1/11	210	229,425

					9,157,036
Transportation—4.6%

American Airlines, Inc.
Pass-Thru Certs.	Baa3	7.024	10/15/09	130	134,225
Pass-Thru Certs.	Baa2	7.858	10/1/11	365	388,445
Continental Airlines, Inc. Pass-Thru Certs.	Ba2	9.798	4/1/21	873	899,644
Delta Air Lines, Inc. Pass-Thru Certs.(d)	Ba2	7.57	11/18/10	690	690,000
Hertz Corp. Sr. Sub. Notes 144A	B3	10.50	1/1/16	220	238,700
Kansas City Southern Railway Gtd. Notes	B2	9.50	10/1/08	410	437,675

					2,788,689
Utilities—17.9%

AES Corp.
Sec’d. Notes 144A	Ba3	8.75	5/15/13	84	90,720
Sec’d. Notes 144A	Ba3	9.00	5/15/15	491	532,735
Sr. Notes	B1	8.875	2/15/11	625	673,437
Sr. Notes	B1	9.375	9/15/10	35	38,150
Sr. Notes	B1	9.50	6/1/09	20	21,550
Aquila, Inc.
Sr. Notes	B2	9.95	2/1/11	430	476,225
Sr. Notes	B2	14.875	7/1/12	320	432,800
Avista Corp. Sr. Notes	Ba1	9.75	6/1/08	380	409,703
CMS Energy Corp.
Sr. Notes	B1	8.50	4/15/11	120	129,600
Sr. Notes	B1	9.875	10/15/07	485	515,919
Colorado Interstate Gas Co. Sr. Notes	B1	5.95	3/15/15	40	38,388
DPL, Inc. Sr. Notes	Ba1	6.875	9/1/11	159	165,806
Edison Mission Energy Sr. Notes	B1	9.875	4/15/11	300	339,000
El Paso Corp.
Sr. Notes	Caa1	6.75	5/15/09	520	518,700
Sr. Notes	Caa1	7.00	5/15/11	330	331,237

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities (cont’d.)

El Paso Natural Gas Co. Debs.	B1	8.625%	1/15/22	$80	$91,025
El Paso Production Holding Co. Gtd. Notes	B3	7.75	6/1/13	225	233,156
Enterprise Products Operating LP Gtd. Notes	Baa3	6.875	3/1/33	205	209,428
Midwest Generation LLC Sec’d. Notes	B1	8.75	5/1/34	364	394,030
Mirant North America LLC Sr. Notes 144A	B1	7.375	12/31/13	240	244,800
Nevada Power Co.
Second Mortgage	Ba1	9.00	8/15/13	175	192,740
General Refinance Mortgage	Ba1	5.875	1/15/15	90	88,319
Notes	Ba1	10.875	10/15/09	67	72,251
NRG Energy, Inc.
Sr. Notes	B1	7.375	2/1/16	665	679,131
Sr. Notes	B1	7.25	2/1/14	100	101,625
Reliant Energy, Inc. Sec’d. Notes	B1	6.75	12/15/14	620	547,150
Southern Natural Gas Co. Notes	B1	7.35	2/15/31	90	92,577
Teco Energy Inc.
Sr. Notes	Ba2	7.20	5/1/11	295	307,537
Sr. Notes	Ba2	7.00	5/1/12	25	25,844
Sr. Notes	Ba2	6.75	5/1/15	40	41,100
Tennessee Gas Pipeline Co. Bonds	B1	8.375	6/15/32	160	182,572
TXU Corp.
Notes	Ba1	6.55	11/15/34	235	212,075
Sr. Notes	Ba1	5.55	11/15/14	235	219,818
Sr. Notes	Ba1	6.50	11/15/24	465	423,810
Westar Energy, Inc. Sr. Notes	Ba1	7.125	8/1/09	410	421,427
Williams Cos., Inc.
Notes	B1	8.125	3/15/12	130	139,587
Notes	B1	7.875	9/1/21	70	75,250
Notes	B1	7.125	9/1/11	765	786,994
Notes	B1	7.75	6/15/31	15	15,900
Debs.	B1	7.50	1/15/31	205	212,687
Sr. Notes	B1	7.625	7/15/19	70	74,550

					10,799,353

Total corporate bonds (cost $83,433,962)					84,383,963
BANK NOTES—0.7%
Bank Loan—0.7%
Georgia-Pacific Corp., Notes	NR	8.019	12/20/12-12/23/13	400	402,657
Total bank notes (cost $400,000)

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CONVERTIBLE BONDS—0.3%

Hercules, Inc. Notes (cost $189,374)	B+(c)	6.50%	6/30/29	$230	$184,000
COMMON STOCKS—0.1%				Shares
WKI Holding Co., Inc. (cost $1,380,433)(b)				6,031	51,263

Total long-term investments (cost $85,403,769)					85,021,883
SHORT-TERM INVESTMENT—3.0%				Principal Amount (000)
REPURCHASE AGREEMENTS—3.0%
Goldman Sachs Tri-Party Mortgage, 4.85% dated 03/31/06, due 04/03/06 in the amount of $1,800,728 (cost $1,800,000; collateralized by $1,907,684 Federal National Mortgage Assocation Bonds 5.00%, due 12/01/20, value of collateral including interest is $1,836,000)				$1,800	1,800,000

Total short-term investments (cost $1,800,000)					1,800,000
Total Investments—144.3%

(cost $87,203,769; Note 4)					86,821,883
Liabilities in excess of other assets—(44.3)%					(26,647,687)

Net Assets—100%					$60,174,196

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
NR	Not Rated by Moodys or Standard & Poor’s
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Standard & Poor’s rating.
(d)	Represents issuer in default on interest payments. Non-income producing security.

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2006	THE HIGH YIELD PLUS FUND, INC.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2006 were as follows:

Utilities	17.9%
Telecommunications	15.2
Broadcasting	10.8
Technology	10.6
Gaming	9.8
Construction	7.0
Energy & Related	6.9
Financial Services	5.1
Automotive	4.8
Retail & Merchandising	4.6
Transportation	4.6
Chemicals	4.4
Healthcare Services	4.4
Containers & Packaging	4.2
Pharmaceuticals	3.6
Consumer Products & Services	3.3
Industrial	2.6
Aerospace	2.5
Health Care	2.3
Metals & Mining	1.8
Oil, Gas & Consumable Fuels	1.8
Lodging	1.6
Real Estate Investment Trust	1.6
Business Services	1.5
Entertainment & Leisure	1.3
Paper & Forest Products	2.1
Printing & Publishing	1.2
Media & Entertainment	1.1
Environmental Services	0.8
Metals	0.8
Bank Notes	0.7
Convertible Bonds	0.3
Common Stocks	0.1
Short-Term Investment	3.0

144.3
Liabilities in excess of other assets	(44.3)

Total	100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

Assets

Investments, at value (cost $87,203,769)	$86,821,883
Cash	103,901
Interest receivable	1,912,661
Prepaid expenses	40,276

Total assets	88,878,721

Liabilities
Loan payable (Note 5)	27,500,000
Dividends payable (Note 7)	442,427
Payable for investment purchased	389,893
Accrued expenses	178,676
Management fee payable	75,966
Administration fee payable	69,454
Deferred directors’ fee payable	30,456
Loan interest payable	17,653

Total liabilities	28,704,525

Net Assets	$60,174,196

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	129,953,283

130,114,165
Overdistribution of net investment income	(484,103)
Accumulated net realized loss on investments	(69,073,980)
Net unrealized depreciation on investments	(381,886)

Net assets, March 31, 2006	$60,174,196

Net asset value per share ($60,174,196 ÷ 16,088,240)	$3.74

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Net Investment Income	Year Ended March 31, 2006

Income
Interest	$7,412,815

Total income	7,412,815

Expenses
Investment advisory fee	306,453
Administration fee	122,582
Loan interest expense (Note 5)	1,300,112
Legal fees and expenses	154,000
Custodian’s fees and expenses	144,388
Reports to shareholders	45,000
Transfer agent’s fees and expenses	24,000
Registration fees	23,650
Audit fee	22,500
Directors’ fees and expenses	16,200
Miscellaneous	16,925

Total expenses	2,175,810

Net investment income	5,237,005

Realized and Unrealized Gain (Loss) on Investments
Investment transactions	504,562
Net change in unrealized appreciation on investments	(1,745,717)

Net loss on investments	(1,241,155)

Net Increase in Net Assets Resulting from Operations	$3,995,850

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended March 31, 2006

Cash flows from operating activities:
Interest received	$7,521,258
Operating expenses paid	(765,417)
Loan interest and commitment fees paid	(1,285,605)
Purchases of long-term portfolio investments	(35,684,929)
Net purchases of short-term portfolio investments	(700,000)
Proceeds from sale of long-term portfolio investments	37,676,205
Increase in other assets	(1,075)

Net cash provided by operating activities	6,760,437

Cash flows from financing activities:
Decrease in loan payable	(1,000,000)
Cash dividends paid (excluding reinvestment of dividends of $229,344)	(5,676,875)

Net cash used for financing activities	(6,676,875)

Net increase in cash	83,562
Cash at beginning of year	20,339

Cash at end of year	$103,901

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net increase in net assets resulting from operations	$3,995,850

Decrease in investments	1,232,941
Net realized gain on investment transactions	(504,562)
Net decrease in unrealized appreciation on investments	1,745,717
Decrease in receivable for investments sold	230,050
Decrease in interest receivable	108,443
Increase in other assets	(1,075)
Decrease in payable for investments purchased	(171,715)
Increase in accrued expenses and other liabilities	124,788

Total adjustments	2,764,587

Net cash flows provided by operating activities	$6,760,437

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) In Net Assets	Year Ended March 31, 2006	Year Ended March 31, 2005

Operations

Net investment income	$5,237,005	$6,249,285

Net realized gain on investments	504,562	2,149,554

Net change in unrealized appreciation on investments	(1,745,717)	(4,342,014)

Net increase in net assets resulting from operations	3,995,850	4,056,825

Dividends from net investment income (Note 1)	(5,787,993)	(6,718,890)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	229,344	514,470

Total decrease	(1,562,799)	(2,147,595)

Net Assets

Beginning of year	61,736,995	63,884,590

End of year	$60,174,196	$61,736,995

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of March 31, 2006, there were no securities valued in accordance with such procedures.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2006, aggregated $35,513,214 and $36,225,142, respectively.

Note 4. Tax Information

In order to present undistributed (overdistribution of) net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, overdistribution of net investment income, and accumulated net realized gain (loss) on investments. For the year ended March 31, 2006, the adjustments were to decrease overdistribution of net investment income by $532,601, increase accumulated net realized loss on investment transactions by $320,255 and decrease paid in capital by $212,346 due to differences in the treatment of amortization, consent fees and income from defaulted securities between financial and tax reporting and reclassification of overdistribution of ordinary income. Net investment income and net realized gain/loss on investments were not affected by this change.

For the years ended March 31, 2006 and March 31, 2005, the tax character of total dividends paid by the Fund of $5,787,993 and $6,718,890, respectively, were from ordinary income.

As of March 31, 2006, the Fund had no distributable earning on a tax basis.

In addition, the Fund had a capital loss carryforward as of March 31, 2006, of approximately $68,361,000 of which $6,502,000 expires in 2008 and $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011, $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $235,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2006.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Appreciation (Depreciation)
$87,927,589	$1,997,369	$(3,103,075)	$(1,105,706)

The difference between book basis and tax basis was primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2006, was $28,008,219 at a weighted average interest rate of 4.64%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2006 was $29,000,000. The current borrowing at March 31, 2006 of $27,500,000 (at a weighted average interest rate of 5.78%) will mature between April 28, 2006 and September 28, 2006.

The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2006 and March 31, 2005, the Fund issued 59,413 and 123,661 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On March 9, 2006, the Board of Directors of the Fund declared dividends of $0.0275 per share payable on April 14, 2006, May 12, 2006 and June 9, 2006, to stockholders of record on March 31, 2006, April 28, 2006 and May 31, 2006, respectively.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$3.85	$4.02	$3.48	$3.92	$5.02

Income from investment operations
Net investment income	.33	.39	.44	.42	.62
Net realized and unrealized gain (loss) on investments	(.08)	(.14)	.52	(.45)	(1.00)

Total from investment operations	.25	.25	.96	(.03)	(.38)

Less dividends and distributions
Dividends from net investment income	(.36)	(.42)	(.42)	(.41)	(.72)

Total dividends and distributions	(.36)	(.42)	(.42)	(.41)	(.72)

Net asset value, end of year(a)	$3.74	$3.85	$4.02	$3.48	$3.92

Market price per share, end of year(a)	$3.49	$4.10	$4.30	$3.63	$4.38

TOTAL INVESTMENT RETURN(b):	(5.86)%	5.24%	31.45%	(6.41)%	(19.20)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)	$60,174	$61,737	$63,885	$54,810	$61,339
Average net assets (000 omitted)	$61,123	$63,774	$61,020	$53,407	$67,722
Ratio to average net assets:
Total expenses (including loan interest)(c)	3.56%	2.67%	2.42%	2.72%	3.19%
Net investment income	9.03%	9.80%	11.34%	11.82%	14.15%
Portfolio turnover rate	41%	56%	53%	87%	76%
Total debt outstanding at end of year (000 omitted)	$27,500	$28,500	$28,000	$21,000	$22,000
Net asset coverage per $1,000 of debt outstanding	$3,188	$3,166	$3,282	$3,610	$3,788

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c)	The expense ratio without loan interest expenses would have been 1.43%, 1.54%, 1.52%, 1.53% and 1.33% for the fiscal years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm	THE HIGH YIELD PLUS FUND, INC.

The Board of Directors and Shareholders of The High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Plus Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended March 31, 2004, were audited by another independent registered public accounting firm, whose report dated May 28, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc., as of March 31, 2006, and the results of its operations and its cash flow for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2006

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2006) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2006, the Fund paid dividends of $0.36 per share, which are taxable as ordinary income.

The Fund intends to designate 84% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2006 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computer Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**
Independent Directors
Linda W. Bynoe (53)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006). Director or Trustee of 82 portfolios within the Prudential Mutual Fund complex since 2005.

David E. A. Carson (71)	Director	Since 2004 (Class I)	Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank. Director or Trustee of 86 portfolios within the Prudential Mutual Fund complex since 2003.

Robert E. La Blanc (72)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications). Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003). Director or Trustee of 85 portfolios within the Prudential Mutual Fund complex since 1999.

Douglas H. McCorkindale (66)	Director	Since 1996 (Class II)	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.; Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (62)	Director	Since 2005 (Class I)	Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999). Director or Trustee of 85 portfolios within the Prudential Mutual Fund complex since 2003.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**
Independent Directors
Robin B. Smith (66)	Director	Since 2005 (Class II)

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Director of BellSouth Corporation (since 1992). Director or Trustee of 85 portfolios within the Prudential Mutual Fund complex since 2003.

Stephen D. Stoneburn (62)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989). Director or Trustee of 85 portfolios within the Prudential Mutual Fund complex since 2003.

Clay T. Whitehead (67)	Director	Since 2000 (Class III)	President (since 1983) of YCO (new business development firm). Director or Trustee of 85 portfolios within the Prudential Mutual Fund complex since 1999.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**
Interested Directors
Robert F. Gunia (59)	Vice President	Since 2004 (Class II)	Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President, Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. Director or Trustee of 66 portfolios within the Prudential Mutual Fund complex since 1999.

Judy A. Rice (58)	President	Since 2004 (Class I)	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute. Director or Trustee of 90 portfolios within the Prudential Retail Fund complex since 2000.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the officers of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years
Officers
Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004)

John P. Schwartz (34)	Assistant Secretary	Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (41)	Assistant Treasurer	Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Lee Augsberger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Deborah A. Docs (48)	Chief Legal Officer and Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Plus Fund, Inc. (since December 2005) and The Asia Pacific Fund, Inc. (since January 2001); Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years
Officers

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class III term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). Each Director of the Fund, except Mr. Mooney and Mr. Dorsey, oversees three other portfolios within the Fund’s “Fund Complex”. The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.
(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).
(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark , NJ 07102.
(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2006 and March 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David E.A. Carson (Chair), Linda W. Bynoe, Robin B. Smith (Ex-Officio), Stephen G. Stoneburn and Clay T. Whitehead.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP Proxy Policies and Procedures Dated: January 18, 2006

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Global Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its

Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by

Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•      Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•      Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•      Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes.

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A

Introduction	Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•      Election of Directors:

Wellington Management Company believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Case-by-Case

	• Classify Board of Directors:	Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

	• Adopt Director Tenure/Retirement Age (SP):	Against

	• Minimum Stock Ownership by Directors (SP):	Case-by-Case

	• Adopt Director & Officer Indemnification:	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

	• Allow Special Interest Representation to Board (SP):	Against

	• Require Board Independence:	For

Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent.	For

Key board committees are the Nominating, Audit, and Compensation Committees.

• Require a Separation of Chair and CEO or Require a Lead Director:	Case-by-Case

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

• Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

• Approve Remuneration Policy:	Case-by-Case

• Exchange Underwater Options:	Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	For

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Require Senior Executives to Own and Hold Company Stock, not Including Options (SP):	Case-by-Case

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against

• Vote on or Redeem Poison Pill (SP):	For

• Authorize Blank Check Preferred Stock:	Against

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement:	Against

• Adopt Anti-Greenmail Provision:	For

• Adopt Confidential Voting (SP):	Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Approve Unequal Voting Rights:	Against

• Remove Right to Act by Written Consent:	Against

• Approve Binding Shareholder Proposals:	Case-by-Case

Capital Structure

• Increase Authorized Common Stock:	Case-by-Case

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	For

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP):	Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor	Case-by-Case

Organization’s Fair Labor Principles (SP):

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Prudential Investments LLC Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors/Trustees of the Prudential Mutual Funds (the “Funds”) has delegated to the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of each Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of each Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board of Directors of each Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of each Fund maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund’s investment advisers (Subadvisers) the responsibility for voting the Fund’s proxies. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Funds they manage, and to adopt written Policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadvisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

A copy of the proxy voting policies of the Fund’s Subadviser follows:

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES – 2003

Prudential Investments

•	Default: Abstain on All Social Issue Shareholder Proposals including Misc. (3900 series)

•	Bundled: Vote AGAINST when an AGAINST vote is triggered.

•	Global: Vote with management. Do not vote in shareblocked markets.

Elect Directors (1000)

1000-1	Always vote FOR uncontested director nominees.	X
1000-2	WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.
1000-3	WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.
1000-4	WITHHOLD votes from director nominees IF employee directors serve on the board’s nominating committee.
1000-5	WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
1000-6	WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.
1000-7	WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.
1000-8	WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.
1000-9	WITHHOLD votes from director nominees IF the company has adopted a classified board structure.
1000-10	WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.
1000-11	WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board’s audit committee.
1000-12	WITHHOLD votes from director nominees IF the board does not include at least one woman director.
1000-13	WITHHOLD votes from director nominees IF the board does not include at least one minority director.
1000-14	WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.
1000-15	WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at XX other major companies.
1000-16	WITHHOLD votes from any director nominee who is employed full-time and who serves on boards at XX other major companies.

Contested Election of Directors (1001)	CASE-BY-CASE

1001-1	Always vote FOR all management nominees.
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than 15 consecutive years.	X

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)	ABSTAIN

1030-1	Always vote FOR a management proposal to approve other business.
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.	X

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.
1100-4	Vote AGAINST IF the dilution represents more than 200% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.	X
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.
1103-3	Vote AGAINST IF the dilution represents more than 200% of current outstanding voting power.	X
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.	X
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than 400%.	X
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.	X
1114-2	Always vote AGAINST a management proposal to amend preferred stock.

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.
1115-3	Vote AGAINST IF the dilution represents more than 400% of the total voting power.	X
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.	X

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.	X
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.	X
1133-4	Vote AGAINST IF the dilution is more than 400% of the outstanding voting power.	X
1133-5	Vote AGAINST IF the dilution is more than 400% of the class of stock.	X

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.	X
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.	X
1212-2	Always vote AGAINST a management proposal to approve liquidation.

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.	X
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin off certain company operations or divisions.

Approve Sale of Assets (1250)	CASE-BY-CASE

1250-1	Always vote FOR a management proposal to approve the sale of assets.
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.	X

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.	X
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.	X
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.	X
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.	X
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.	X
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than XX directors.
1332-5	Vote AGAINST IF the proposed minimum board size is less than 4 directors.	X
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	X
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.
1400-2	Always vote AGAINST a management proposal to adopt a classified board.	X
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision.
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	X
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.
1431-3	Vote AGAINST IF the limitation requires written consent of more than 50% of the outstanding shares.	X

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than 66% of the outstanding shares.	X

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
1443-2	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-3	Vote AGAINST IF the amendment increases the vote requirement above 66% of the outstanding shares.	X

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-3	Vote AGAINST IF the vote requirement is more than 66% of the outstanding shares.	X
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above 66% of the outstanding shares.	X
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.	X

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.	X
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Option Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock option plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock option plan for employees.
1500-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X
1500-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the plan permits pyramiding.
1500-7	Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.	X
1500-8	Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 90% of the fair market value on the grant date.	X
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1500-11	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
1500-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1500-13	Vote AGAINST IF the plan contains change-in-control provisions.
1500-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1500-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1500-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1500-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
1500-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.
1500-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1500-20	Vote AGAINST IF the company does not expense stock options.

Amend Stock Option Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock option plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock option plan for employees.
1501-3	Vote AGAINST IF the plan would allow options to be priced at less than 90% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period.
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.

Add Shares to Stock Option Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock option plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock option plan for employees.
1502-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X
1502-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of total outstanding common stock.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the plan permits pyramiding.
1502-7	Vote AGAINST IF the company allows for the repricing or replacement of underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1502-11	Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.
1502-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1502-13	Vote AGAINST IF the plan contains change-in-control provisions.
1502-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1502-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
1502-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1502-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
1502-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.
1502-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1502-20	Vote AGAINST IF the company does not expense stock options.

Limit Annual Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.	X
1503-2	Vote AGAINST IF the per-employee limit is more than XX shares per year.
1503-3	Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

Extend Term of Stock Option Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock option plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X
1505-5	Vote AGAINST IF the plan permits pyramiding.
1505-6	Vote AGAINST IF the plan allows repricing or replacement of underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value.	X

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
1505-9	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
1505-10	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1505-11	Vote AGAINST IF the plan contains change-in-control provisions.
1505-12	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
1505-13	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
1505-14	Vote AGAINST IF the plan administrator may grant reloaded stock options.
1505-15	Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.
1505-16	Vote AGAINST IF the options granted to the top 5 executives exceed XX % of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
1505-18	Vote AGAINST IF the company does not expense stock options.

Adopt Director Stock Option Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.
1510-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1510-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
1510-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.
1510-7	Vote AGAINST IF the plan allows for non-formula discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.

Amend Director Stock Option Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock option plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.	X
1511-4	Vote AGAINST IF the amendment would authorize 5 or more types of awards.	X
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.	X

Add Shares to Director Stock Option Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value.
1512-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1512-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
1512-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.

Adopt Employee Stock Purchase Plan (1520)

*	Screen: Vote FOR IF greater than 85% of fair market value; Vote FOR IF fair market value is between 75-85% and proposal dilution is less than 10% and total dilution is less than 20%; Vote AGAINST IF trigger #2 is less than 75%

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.	*
1520-3	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
1520-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X
1522-3	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1522-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 20% of the outstanding common equity.	X

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan for executives.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan for executives.
1530-3	Vote AGAINST IF the awards vest solely on tenure.
1530-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1530-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1530-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan for executives.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan for executives.
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.	X
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan for executives.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan for executives.
1532-3	Vote AGAINST IF the awards vest solely on tenure.
1532-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1532-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1532-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
1540-3	Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
1540-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1540-5	Vote AGAINST IF the minimum potential dilution for all plans is more than 20% of the outstanding common equity.	X
1540-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.	X
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
1542-3	Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
1542-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X
1542-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X
1542-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option/stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option/stock award.
1562-3	Vote AGAINST IF the option/stock award is priced less than 90% of the fair market value on the grant date.	X
1562-4	Vote AGAINST IF the option/stock award represents dilution of more than 20% of outstanding common equity.	X
1562-5	Vote AGAINST IF the option/stock award is time-lapsing restricted shares.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.
1562-8	Vote AGAINST IF the company’s overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	X
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	X
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant’s base salary.
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)	CASE-BY-CASE

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.	X
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.

Exchange Underwater Options (1570)

*	SCREEN: FINAL VOTE BASED ON MARKET CONDITIONS DETERMINED BY PRU

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	*
1570-3	Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.	X
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	X
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.	X

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin- Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.	X

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.	X

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.	X

SP-Board Inclusiveness (2201)	ABSTAIN

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.	X
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.	X

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X
2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).
2310-3	Vote AGAINST IF the proposal seeks to redeem the rights plan.
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.	X

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.	X

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.	X

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.	X

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.	X

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.	X

SP-Pay Directors in Stock (2405)	CASE-BY-CASE

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.	X

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)	ABSTAIN

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives’ salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X
2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

        SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)	ABSTAIN

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.

SP-Review Operations’ Impact on Local Groups (3005)	ABSTAIN

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.

SP-Burma-Limit or End Operations (3030)	ABSTAIN

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)	ABSTAIN

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)	ABSTAIN

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)	ABSTAIN

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.

SP-Review Military Contracting Criteria (3100)	ABSTAIN

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.

SP-Review Economic Conversion (3110)	ABSTAIN

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.

SP-Review Space Weapons (3120)	ABSTAIN

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

SP-Review Foreign Military Sales (3130)	ABSTAIN

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)	ABSTAIN

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.

SP-Review Nuclear Weapons Production (3151)	ABSTAIN

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.

SP-Review Charitable Giving Policy (3210)	ABSTAIN

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

SP-Limit or End Charitable Giving (3215)	ABSTAIN

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.

SP-Review Political Spending (3220)	ABSTAIN

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.

SP-Limit or End Political Spending (3221)	ABSTAIN

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.

SP-Disclose Prior Government Service (3222)	ABSTAIN

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.

SP-Affirm Political Nonpartisanship (3224)	ABSTAIN

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.

SP-Review Tobacco Marketing (3300)	ABSTAIN

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no relevant studies suggest the company’s practices promote illegal sales to minors.
3300-4	Vote AGAINST IF the proposal deals with marketing to specific target groups.
3300-5	Vote AGAINST IF the proposal deals with marketing practices abroad.
3300-6	Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.
3300-7	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Sever Links with Tobacco Industry (3307)	ABSTAIN

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)	ABSTAIN

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)	ABSTAIN

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

SP-Review Drug Pricing or Distribution (3340)	ABSTAIN

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-3	Vote AGAINST IF the proposal asks for more than a report.
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)	ABSTAIN

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.

SP-Review Nuclear Facility/Waste (3400)	ABSTAIN

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)	ABSTAIN

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.

SP-Endorse Ceres Principles (3420)	ABSTAIN

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)	ABSTAIN

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)	ABSTAIN

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-Report or Take Action on Climate Change (3425)	ABSTAIN

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)	ABSTAIN

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)	ABSTAIN

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)	ABSTAIN

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Social Impact of Financial Ventures (3503)	ABSTAIN

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Fair Lending Policy (3520)	ABSTAIN

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

SP-Review Plant Closings (3600)	ABSTAIN

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

SP-Report on EEO (3610)	ABSTAIN

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)	ABSTAIN

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)	ABSTAIN

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

SP-Review Mexican Work Force Conditions (3621)	ABSTAIN

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.

SP-Adopt Standards for Mexican Operation (3622)	ABSTAIN

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.

SP-Review or Implement MacBride Principles (3630)	ABSTAIN

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.

SP-Urge MacBride on Contractor/Franchisee (3632)	ABSTAIN

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.

SP-Review Global Labor Practices (3680)	ABSTAIN

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.

SP-Monitor/Adopt ILO Conventions (3681)	ABSTAIN

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-Report on Sustainability (3700)	ABSTAIN

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

High Yield Plus Fund, Inc.

Earl E. McEvoy, a Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1978. Mr. McEvoy has been the portfolio manager for the Fund since 2002.

Christopher A. Jones, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the Fund since 1998.

Conflicts of Interest between the Fund and Other Accounts Sub-advised by Wellington Management

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Compensation of Wellington Management Portfolio Managers

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and Fund. Wellington Management pays the Portfolio Managers out of its total revenues and other resources, including the advisory fees earned with respect to Fund. The following information relates to the fiscal year ended March 31, 2006.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Mr. McEvoy, a partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. McEvoy’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Jones is determined by his experience and performance in his respective roles. Mr. Jones’ base salary is reviewed annually and may be adjusted based on the recommendation of the his business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Portfolio Managers’ incentive payments are based solely on the revenues earned by Wellington Management and are not directly linked to the performance of the account. Wellington Management applies similar incentive structures to other similar portfolios managed by the Portfolio Managers. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Wellington Management Company, LLP

Portfolio Manager Disclosure Report

Reporting Period:       3/31/2006

Client Report:             Prudential Financial

Fund:             Prudential High Yield Plus Fund

PM (1):          Jones, Christopher

The following table shows information regarding other accounts managed by the Portfolio Manager:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*
All Accounts:	0	0.0	3	102.0	20	428.1
Accounts where advisory fee is based on account performance (subset of above):	0	0.0	0	0.0	2	345.5

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

PM (2):          McEvoy, Earl

The following table shows information regarding other accounts managed by the Portfolio Manager:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*
All Accounts:	4	21,807.4	1	877.7	25	715.4
Accounts where advisory fee is based on account performance (subset of above):	1	7,163.6	0	0.0	0	0.0

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

*	Assets are rounded to the nearest one hundred thousand dollars.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Prudential Financial, Inc.

Date May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date May 30, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 30, 2006

*	Print the name and title of each signing officer under his or her signature.